BUILDERS FIXED INCOME FUND, INC.


                       SEMI-ANNUAL REPORT TO SHAREHOLDERS


                                  JUNE 30, 1999
















THIS REPORT IS PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dear Shareholder,

As Chairman of the Builders Fixed Income Fund, Inc., I would like to express my sincere appreciation for your participation in the Fund. It is a privilege to serve the needs of our investors by delivering quality core investment results and service, while working in the community providing ProLoan mortgages to new home buyers and employment opportunities for organized building trades. We actively participate in coordinating the origination and securitization of home mortgages resulting in the hands-on approach needed to have an impact in our targeted mortgage markets. This semiannual report contains financial statements for the period ending June 30, 1999.

The Builders Fixed Income Fund, Inc. has been delivering quality core fixed income management to its investors. The Fund actively participated in the coordination, origination and securitization of home mortgages in various cities in the Midwest generating approximately 364 loan applications for a total of $51,337,644. The program's performance has been strong in both St Louis and Chicago in a period of historically low interest rates. As interest rates have risen during the last quarter, the demand for a ProLoan mortgage has increased and the ProLoan Lenders have increased production of mortgage loans.

During the first half of 1999, the Fund experienced an increase in total assets from $178,875,095 to $187,007,421 representing approximately 5% growth. This pattern of growth is attributable to the increase in the mortgage loan pipeline from $46,195,235 to $55,330,648. Over the second half of 1999, we anticipate several new investors in the Fund. Already, Louisville and Pittsburgh have invested funds during the first week of July 1999.

During the first six months of 1999 the investment performance of the Fund was -1.26%. This performance, generated by our sub-advisor, Commerce Bank and Portfolio Manager, Scott Colbert, CFA, convincingly outperformed our peer group by 23 basis points. Please see the included sub advisor report for a detailed discussion of the performance.

As the Fund enters the second half of 1999 and approaches its two year anniversary in October, we look forward to another successful year of investment performance and continued growth in the ProLoan program. As always, I am available to discuss any aspect of the Fund with any investor so please do not hesitate to call or write.

Sincerely,

/s/ John W. Stewart

John W. Stewart, Chairman
Builders Fixed Income Fund, Inc.

COMMERCE BANK

INVESTMENT SUB ADVISOR REPORT

INVESTMENT RESULTS

Commerce Bank, NA, the investment sub-advisor for the Builder's Fixed Income Fund is very pleased to report investment results for the period ending June 30, 1999. The return for the first half of 1999 was -1.26%. This compares favorably to the Fund's mutual fund peer group return of -1.49% as measured by Lipper Analytical services. For the past year the fund also posted a positive return relative to its peer group of 1.66% vs. 1.50%. Since inception, the Fund has generated an annualized return of 4.03%. This also compares favorably to the annualized Lipper return of 3.55%.

                              6 months       1 year         Since inception*
                              --------       ------         ----------------
Builders Fixed                  -1.26         1.66               4.03
Lipper Peer Group**             -1.49         1.50               3.55
Relative Performance              .23          .15                .48

----------
*    Annualized returns since inception 10/31/97
** Custom Lipper Index consists of the Lipper U.S. Mortgage Fund Index from inception through 1/31/99 and the Lipper Intermediate Investment Grade Index from 2/1/99 forward.

FUND NAME CHANGE

On January 28, 1999, the Fund's name and investment restrictions were changed by resolution of the Fund's Board of Directors. Specifically, the Fund's name was changed from Builders ProLoan Fund, Inc. to the Builders Fixed Income Fund, Inc. The name change allowed the Fund to reduce the mandated exposure in ProLoan mortgages from a minimum of 65% of total assets to a minimum of 30% of net assets. This change will allow the Fund to focus its investment characteristics on a core investment strategy rather than the previously concentrated mortgage backed strategy. Accordingly, we have also changed the Fund's peer group from the Lipper US Mortgage Fund Index to the Lipper Intermediate Investment Grade Index at the end of January 1999.

ANALYSIS OF INVESTMENT RESULT

While the Fund has consistently managed to beat its peer group, the nominal results for the first half of the year were negative. Bond prices move inversely with the direction of interest rates, and interest rates rose materially over the first half of the year. While short term rates, as measured by the Federal Funds rate, only rose 25 basis points when the Federal Reserve hiked rates at the end of June, longer maturity bonds were dramatically impacted as they

Commerce Bank
Builders Fixed Income Fund, Inc.
Page 2

discounted the potential for further Fed intervention. Five year Treasuries rose 110 basis points and ten year Treasuries rose slightly more to yield 5.78% at mid year.

The Fund managed to outperform the peer group despite having a longer duration than its peer group. This was largely accomplished by maintaining a net overweight towards the mortgage sector through either actual holdings or pipeline commitments. While the overall market, as measured by the Lehman Aggregate Index returned -1.37%, the mortgage sector actually generated a small positive return. We also managed to keep up with the market after fees while generating in excess of $50 million worth of mortgage commitments to build 364 homes. This was quite an accomplishment given the costs involved with the mortgage origination process.

Going forward we expect short-term interest rates to remain under pressure and expect to see the Fed hike rates at least one more time prior to the end of the year. Economic growth remains quite healthy, having grown at 3.9% for the first half of the year. Fortunately, gains in productivity have more than offset wage and cost pressures that have resulted in a remarkably benign inflation level. The Fed's preemptive policies will still likely error on the conservative side, figuring that modest interest rate hikes today will pay dividends later in the form of stable prices. This means that bond investors should expect coupon like returns for the second half of the year.


Scott M. Colbert, CFA
Director of Fixed Income
Commerce Bancshares, Inc.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1999
                                   (Unaudited)

--------------------------------------------------------------------------------
                                                            % of         Market
Par Value                                                Net Assets      Value
---------                                                ----------      ------
             U.S. GOVERNMENT AGENCY                         1.5%
             Federal National Mortgage Association**
                 5.75%  4/15/2003
 2,000,000       (Cost $2,016,875)                                    $1,978,806
                                                                      ----------
             U.S. GOVERNMENT AGENCY -
                  MORTGAGE BACKED SECURITIES                8.4%
             GOVERNMENT NATIONAL MORTGAGE ASSOCATION II     0.3%
             Pool 1470
    34,862        9.00% 9/20/2020                                         36,795
             Pool 1472
    13,918        10.00% 9/20/2020                                        15,072
             Pool 1507
    19,609        9.50% 11/20/2020                                        20,971
             Pool 1614
    25,865        9.00% 5/20/2021                                         27,296
             Pool 1615
    24,922        9.50% 5/20/2021                                         26,650
             Pool 1740
    65,446        9.00% 12/20/2021                                        69,064
             Pool 1920
   208,942        7.50% 12/20/2024                                       210,630
                                                                      ----------
                                                                         406,478
                                                                      ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCATION II     3.0%
             VARIABLE RATE*
             Pool 8373
   190,030        6.88% 2/20/2024                                        193,173
             Pool  8386
    70,885        6.88% 3/20/2024                                         72,054
             Pool 8387
    33,486        6.88% 3/20/2024                                         34,036
             Pool 8471
   194,196        6.63% 8/20/2024                                        197,944
             Pool 8494
   169,568        6.63% 9/20/2024                                        172,833
             Pool 8538
   201,768        6.13% 11/20/2024                                       204,793
             Pool 8575
   121,807        6.88% 1/20/2025                                        123,754
             Pool 8576
   131,611        6.88% 1/20/2025                                        133,712
             Pool  8578
   168,248        6.88% 1/20/2025                                        170,934
             Pool 8590
   115,323        6.88% 2/20/2025                                        117,169
             Pool 8607
   189,272        6.88% 3/20/2025                                        192,275
             Pool 8191
   205,305       6.97% 5/20/2023                                         206,622

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                             % of        Market
Par Value                                                 Net Assets     Value
---------                                                 ----------     ------
             GOVERNMENT NATIONAL MORTGAGE ASSOCATION II - CONTINUED
             Pool 8302
   185,844       6.21% 10/20/2023                                     $  188,769
             Pool 8315
    33,830       6.21% 11/20/2023                                         34,360
             Pool 8324
    71,507       6.21% 11/20/2023                                         72,628
             Pool 8340
    65,496       6.21% 12/20/2023                                         66,519
             Pool 8419
   107,838       6.97% 5/20/2024                                         109,977
             Pool 8420
   318,088       6.97% 5/20/2024                                         324,365
             Pool 8479
   218,684       6.72% 8/20/2024                                         222,889
             Pool 8482
    30,857       6.72% 8/20/2024                                          31,446
             Pool 8502
   167,706       6.72% 9/20/2024                                         170,909
             Pool 8503
   101,508       6.72% 9/20/2024                                         103,435
             Pool 8539
   228,511       6.21% 11/20/2024                                        231,914
             Pool 8540
   181,421       6.21% 11/20/2024                                        184,123
             Pool 8705
   179,222       6.72% 9/20/2025                                         182,398
             Pool 833684
   230,753       6.21% 11/20/2023                                        234,252
                                                                      ----------
                                                                       3,977,283
                                                                      ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCATION         0.7%
             Pool 349645
   427,853        7.00% 6/15/2023                                        424,535
             Pool 349646
    32,857        8.50% 9/15/2024                                         34,440
             Pool 349647
    43,865       7.50% 7/15/2023                                          44,398
             Pool 367574
    31,151       8.50% 6/15/2025                                          32,694
             Pool 388962
    68,990       7.50% 1/15/2026                                          69,945
             Pool 102990
    63,262       12.50% 12/15/2013                                        72,983
             Pool 340649
   210,977       7.50% 6/15/2023                                         214,048
                                                                      ----------
                                                                         893,043
                                                                      ----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION          0.1%
             Series 1403 Class J
    61,000        6.50% 7/15/2019                                         61,175
                                                                      ----------

See Accompanying Notes to Financial Statements.

-----------------------------------------------------------------------------------------
                                                                 % of           Market
Par Value                                                     Net Assets        Value
---------                                                     ----------        ------
             FEDERAL HOME LOAN MORTGAGE CORPORATION              0.1%
             VARIABLE RATE*
             Pool 635235
   156,963        6.84% 6/1/2025                                             $    160,231
                                                                             ------------

             FEDERAL NATIONAL MORTGAGE ASSOCIATION               3.3%
             Series 1992-25 Class J
    60,000        7.50% 12/25/2006                                                 61,010
             Series 1992-181 Class PH
    61,000        6.50% 9/25/2019                                                  60,919
             Series 1993-30 Class PG
    12,798        6.65% 9/25/2017                                                  12,853
             Pool 50698
     4,838        7.50% 3/1/2023                                                    4,908
             Pool 185857
    62,509        8.00% 11/1/2002                                                  63,995
             Pool 185861
    24,247        9.00% 2/1/2006                                                   25,310
             Pool 185862
    28,044        9.00% 10/1/2005                                                  29,274
             Pool 185863
    47,990        9.50% 8/1/2004                                                   49,883
             Pool 337670
   292,257        8.00% 11/1/2026                                                 300,480
             Pool 363714
   453,888        8.00% 11/1/2026                                                 466,657
             Pool 392423
   441,383        7.50% 6/1/2027                                                  447,311
             Pool 395131
   276,493        7.50% 8/1/2027                                                  280,207
             Pool 397941
   572,460        7.50% 8/1/2027                                                  580,149
              Pool 400581
   658,838        7.50% 9/1/2027                                                  667,686
             Pool 403662
   222,456        7.50% 10/1/2027                                                 225,445
             Pool 496714
 1,099,327        6.50% 5/1/2029                                                1,064,679
                                                                             ------------
                                                                                4,340,766
                                                                             ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION               0.9%
             VARIABLE RATE*
             Pool 295899
   164,692        7.60% 7/1/2025                                                  168,928
             Pool 305512
   115,067        7.65% 5/1/2025                                                  117,796
             Pool 308627
   124,732        6.38% 3/1/2025                                                  128,323
             Pool 308634
   113,019        7.52% 6/1/2025                                                  115,674
             Pool 321228
   285,343        7.86% 8/1/2025                                                  292,277

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                            % of       Market
Par Value                                                Net Assets    Value
---------                                                ----------    ------

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - CONTINUED
             VARIABLE RATE*
             Pool 321229
   190,574        7.86% 8/1/2025                                     $   195,071
             Pool 322170
     7,641        7.65% 8/1/2025                                           7,805
             Pool 365957
   134,716        7.66% 6/1/2025                                         137,291
                                                                     -----------
                                                                       1,163,165
                                                                     -----------
             TOTAL U.S. GOVERNMENT AGENCY
                  MORTGAGE BACKED SECURITIES
                  (COST $11,125,023)                                  11,002,141
                                                                     -----------
             ASSET BACKED SECURITIES                        16.5%
             Advanta Mortgage Loan Trust
 1,459,880        8.92%  1/25/2026                                     1,509,800
             Armesco Residential Securities Mortgage Loan
 3,000,000        7.27%  2/25/2025                                     3,024,375
             Asset Securitization Corporation
   500,000        7.75% 1/13/2030                                        519,233
             CMC Securities Corporation III
   549,093        6.00% 2/25/2009                                        543,864
             Countrywide Funding Corporation
    50,000        6.50% 5/25/2024                                         48,623
             Green Tree Financial Corporation
 3,000,000       9.00% 6/15/2025                                       2,970,930
             Green Tree Financial Corporation
 1,450,000       7.30% 9/15/2026                                       1,439,625
             Green Tree Financial Corporation
 2,500,000       7.30% 12/15/2026                                      2,385,150
             Green Tree Financial Corporation
 4,000,000       7.75% 7/15/2027                                       4,144,918
             Green Tree Financial Corporation
 2,500,000       7.53% 7/15/2028                                       2,542,563
             First Union - Lehman Brothers - Bank of America**
 1,000,000       6.64% 3/18/2011                                         953,465
             Metris Master Trust
 1,500,000       6.87% 10/20/2005                                      1,525,972
                                                                     -----------
             TOTAL ASSET BACKED SECURITIES
                  (COST $22,198,632)                                  21,608,518
                                                                     -----------
             CORPORATE BONDS                                28.8%
             BANK                                            3.1%
             Citicorp
 1,000,000   6.38% 11/15/2008                                            951,590
             Swiss Bank Corporation**
 1,500,000       7.38% 6/15/2017                                       1,482,880
             Swiss Bank Corporation**
 1,700,000       7.50% 7/15/2025                                       1,678,429
                                                                     -----------
                                                                       4,112,899
                                                                     -----------
See Accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                            % of        Market
Par Value                                                Net Assets     Value
---------                                                ----------     ------
             FINANCE                                       12.4%
             Donaldson, Lufkin & Jenrette**
 2,000,000       6.11% 5/15/2001                                     $ 1,990,540
             Equitable Life Assurance**
 2,750,000       7.70% 12/1/2015                                       2,849,910
             Ford Motor Credit**
 1,000,000        6.63% 6/30/2003                                      1,002,575
             General Motors Acceptance Corp.
 3,000,000        6.15% 4/5/2007                                       2,875,065
             General Motors Acceptance Corporation**
 1,000,000        7.50% 5/10/2004                                      1,063,438
             Goldman Sachs Group LP - Rule 144A**
 1,500,000        6.63% 12/1/2004                                      1,487,016
             Lehman Brothers**
 3,000,000        6.63% 4/1/2004                                       2,930,046
             Metropolitan Life Insurance Company**
 2,000,000       7.70% 11/1/2015                                       2,062,714
                                                                     -----------
                                                                      16,261,304
                                                                     -----------
             INDUSTRIAL                                     9.2%
             Cargill Inc.
 2,000,000        6.30% 4/15/2009                                      1,886,526
             Conoco**
 1,000,000        6.35% 4/15/2009                                        959,735
             Lafarge Corp.
 1,600,000        6.38% 7/15/2005                                      1,560,670
             Lubrizol Corporation**
 2,000,000        5.88% 12/1/2008                                      1,882,694
             Ryder System, Inc.
 1,500,000        6.60% 11/15/2005                                     1,451,895
             ServiceMaster
 2,500,000       7.10% 3/1/2018                                        2,240,383
             WMX Technologies
 2,000,000        6.70% 5/1/2001                                       2,008,764
                                                                     -----------
                                                                      11,990,667
                                                                     -----------
             TRANSPORTATION                                 1.7%
             Ford Motor Company**
 2,350,000        6.50% 8/1/2018                                       2,156,611
                                                                     -----------
             UTILITIES                                      2.4%
             AT&T Corp.
 1,000,000       6.50% 3/15/2029                                         902,500
             GTE Corp.
 2,400,000       6.84% 4/15/2018                                       2,295,811
                                                                     -----------
                                                                       3,198,311
                                                                     -----------
             TOTAL CORPORATE BONDS
             (COST $39,524,339)                                       37,719,792
                                                                     -----------

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                          % of        Market
Par Value                                              Net Assets     Value
---------                                              ----------     ------
             PROLOAN PIPELINE                            40.7%
56,105,120   When-Issued Commitments                               $ 53,273,040
                                                                   ------------
             (Cost $56,105,120)

             SHORT TERM INVESTMENTS                      46.8%
             COMMERCIAL PAPER                            44.5%
             AT&T Corp.**
 3,000,000       4.82% 8/4/1999                                       2,985,942
             Bell South Telecommunications**
 5,000,000       4.96% 8/9/1999                                       4,972,444
             Coca Cola Co.**
 4,000,000       4.88% 8/13/1999                                      3,976,142
             Ford Motor Credit Co.**
 6,000,000       5.11% 9/7/1999                                       5,941,235
             Genenral Electric Capital Corp.
 5,000,000       4.85% 7/29/1999                                      4,980,465
             Household Finance Corp.
 5,000,000       4.92% 7/19/1999                                      4,987,201
             Merrill Lynch**
 5,000,000       4.80% 7/6/1999                                       4,996,000
             National Rural Utilities
 5,000,000       4.83% 7/22/1999                                      4,985,242
             Procter & Gamble Corp.
 5,000,000       4.78% 7/13/1999                                      4,991,370
             Schering Plough**
10,000,000       5.18% 10/5/1999                                      9,860,428
             Trans America Financial Corp.**
 5,750,000       5.08% 9/21/1999                                      5,682,655
                                                                   ------------
                                                                     58,359,124
                                                                   ------------
             REPURCHASE AGREEMENT                         2.3%
             Northern Trust Repurchase Agreement
              4.29% 7/1/99 (Collateralized by $3,136,000
 3,066,000   FNMA Discount Notes 0%, due July 19, 1999)            $  3,066,000
                                                                   ------------
             TOTAL SHORT TERM INVESTMENTS
               (COST $61,425,124)                                    61,425,124
                                                                   ------------
             TOTAL INVESTMENTS IN SECURITIES            142.7%
               (COST $ 192,395,113)                                $187,007,421
                                                                   ------------
             Liabilities in Excess of
               Other Assets                             (42.7%)     (55,989,496)
                                                                   ------------

             NET ASSETS                                 100.0%     $131,017,925
                                                                   ============

* The rate shown on variable rate securities represents the rate at June 30, 1999.

**   Security segregated at custodian for "when-issued" commitments.

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999
                                   (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments in securities at market value
   (cost $192,395,113)                                            $ 187,007,421

Cash                                                                       (888)
Receivables:
    Interest                                                            680,415
    Securities sold                                                         635
Deferred organization costs, net                                         72,751
Other assets                                                             35,129
                                                                  -------------
   Total assets                                                     187,795,463
                                                                  -------------

LIABILITIES

Payables:
   Investment securities purchased - when-issued                     56,105,120
   For distributions to shareholders                                    600,252
Due to advisor (Note 3)                                                  16,124
Due to distributor (Note 3)                                               6,603
Other accrued expenses                                                   49,439
                                                                  -------------
      Total liabilities                                              56,777,538
                                                                  -------------

NET ASSETS                                                        $ 131,017,925
                                                                  =============

COMPOSITION OF NET ASSETS
   Paid-in capital                                                $ 135,485,626
   Undistributed net investment income                                    1,827
   Undistributed net realized gain
     on investments                                                     918,164
   Net unrealized depreciation on investments                        (5,387,692)
                                                                  -------------
Net assets                                                        $ 131,017,925
                                                                  =============
Number of shares issued and outstanding
   (unlimited shares authorized no par value)                         9,006,219
                                                                  =============

Net asset value per share                                         $       14.55
                                                                  =============

See Accompanying Notes to Financial Statements.

                             BUILDERS FIXED INCOME FUND, INC.
                                  STATEMENT OF OPERATIONS
                          FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                        (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest income                                                  $ 3,972,255
                                                                    -----------

EXPENSES:
   Subadviser fees (Note 3)                                             138,064
   Management fees  (Note 3)                                             98,464
   Distribution fees (Note 3)                                            65,643
   Fund accounting fees                                                  31,822
   Administration fees  (Note 3)                                         24,795
   Professional fees                                                     20,439
   Custodian fees                                                        12,679
   Amortization of deferred organization costs                           10,715
   Miscellaneous expenses                                                 8,231
   Insurance                                                              8,134
   Directors fees (Note 3)                                                6,943
   Transfer agent fees                                                    6,788
   Registration fees                                                      1,379
                                                                    -----------
       Total expenses                                                   434,096
       Subadviser fees waived (Note 3)                                  (29,753)
       Distribution fees waived (Note 3)                                (13,777)
                                                                    -----------
   Net expenses                                                         390,566
                                                                    -----------
NET INVESTMENT INCOME                                                 3,581,689
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments                                             14
Net change in unrealized depreciation on investments                 (5,316,073)
                                                                    -----------
Net loss on investments                                              (5,316,059)
                                                                    -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                        ($1,734,370)
                                                                    ===========

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                            Six Months Ended      Year Ended
                                              June 30, 1999    December 31, 1998
                                            ----------------   -----------------
INCREASE IN NET ASSETS

Operations:
   Net investment income                       $  3,581,689        $  6,717,468
   Net realized gain on investments                      14           1,729,573
   Net change in unrealized depreciation
      on investments                             (5,316,073)           (522,996)
                                               ------------        ------------
   Net increase/(decrease) in net assets
      resulting from operations                  (1,734,370)          7,924,045
                                               ------------        ------------

Distributions to shareholders:
   From net investment income                    (3,581,689)         (6,717,468)
   From capital gains                                    --            (896,900)
                                               ------------        ------------

   Total distributions                           (3,581,689)         (7,614,368)
                                               ------------        ------------

Capital share transactions:
   Proceeds from shares sold                        505,000           8,600,000
   Net asset value of shares issued on
      reinvestment of distributions               2,981,437           3,289,154
                                               ------------        ------------

   Net increase from capital share
     transactions                                 3,486,437          11,889,154
                                               ------------        ------------

NET DECREASE IN NET ASSETS                       (1,829,622)         12,198,831

NET ASSETS
Beginning of period                             132,847,547         120,648,716
                                               ------------        ------------
End of period (including undistributed net
     investment income of $1,827 and $1,827,
     respectively)                             $131,017,925        $132,847,547
                                               ============        ============
CHANGE IN SHARES
Shares sold                                          34,150             565,141
Shares issued on reinvestment of distributions      199,620             215,905
Shares redeemed                                          --                  --
                                               ------------        ------------
   Net increase                                     233,770             781,046
                                               ============        ============

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)
--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS SEMI-ANNUAL REPORT. THE CALCULATIONS ARE BASED ON AVERAGE NUMBER OF SHARES OUTSTANDING FOR THE PERIOD.


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                      October 31, 1997*
                                               Six Months Ended     Year Ended             through
                                                 June 30, 1999    December 31, 1998   December 31, 1997
                                               ----------------   -----------------   -----------------
Net asset value, beginning of period                $15.14              $15.10              $15.00
                                                    ------              ------              ------

Income from investment operations
   Net investment income                              0.40                0.80                0.14
   Net realized and unrealized gains/(loss)
     on investments                                  (0.59)               0.15                0.10
                                                    ------              ------              ------

      Total from investment operations               (0.19)               0.95                0.24
                                                    ------              ------              ------

Distributions
    Net investment income                            (0.40)              (0.80)              (0.14)
    Capital gains                                        -               (0.11)                  -
                                                    ------              ------              ------
                                                     (0.40)              (0.91)              (0.14)
                                                    ------              ------              ------

Net asset value, end of period                      $14.55              $15.14              $15.10
                                                    ======              ======              ======

Total return                                        -1.26%+               6.48%               1.58%+

Net assets at end of period (in 000's)            $131,018            $132,848            $120,649

Ratio of expenses to average net assets:
  Before expenses waived                              0.66%#              0.71%               0.63%#
  After expenses waived                               0.60%#              0.60%               0.58%#

Ratio of net investment income to average
   net assets (net of expenses waived)                5.46%#              5.36%               5.41%#

Portfolio turnover rate                              44.34%+             39.39%               1.29%+

----------
* Commencement of Operation.
+ Not Annualized.
# Annualized.

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

(1)  ORGANIZATION AND BUSINESS

     The Builders ProLoan Fund (the "Fund"), constituting the initial series of The Builders ProLoan Fund, Inc. (the "Corporation"), was organized as a Maryland corporation on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, no-load, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Builders Fixed Income Fund, prior to January 29, 1999, known as the Builders ProLoan Fund. Investment operations of the Fund began on October 31, 1997. The investment objective of the Fund is current income.

     The Fund typically invests in mortgage-backed securities which represent interests in single- or multi-family home mortgages originated through the ProLoan program. The ProLoan program is a coordinated effort involving real estate professionals, home builders, mortgage originators and organized building trade unions. To qualify for a ProLoan home mortgage loan, a borrower's single- or multi-family home must be: (1) substantially union-built, as determined by the Manager, and (2) newly constructed or substantially renovated. In addition, the borrower's mortgage loan must be eligible to be secured by a Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") guarantee. Each mortgage loan meeting the above qualifications, as established by the Manager, is referred to hereinafter as a "ProLoan." The Fund also may purchase whole loan mortgages originated through the ProLoan program and not eligible to be secured by a GNMA, FNMA or FHLMC guarantee.

     The ProLoan interest rate and points generally are established by the Subadviser each week, based on its survey of local markets and the ability of the Fund to invest in additional mortgage-backed securities. The Fund has entered into agreements with selected banks, mortgage lenders and other financial institutions (collectively, the "Lenders"), pursuant to which the Lenders agree to originate ProLoans at the established interest rate and points. The ProLoan program allows a borrower to reduce interest rate exposure by locking in the interest rate on a ProLoan, typically for 180 days prior to the closing of the ProLoan, to allow time for construction or renovation of the borrower's home. This interest rate protection is offered in exchange for a commitment fee from the borrower, which is refundable to the borrower at closing. These commitment fees may not fully compensate the Fund for the additional interest rate risk it will bear during the 180-day interest rate lock-in period and thus, the Fund may incur a loss. In the event that the borrower does not close a ProLoan, the unrefunded commitment fees are allocated between the Fund and the Lender in amounts agreed to by the Fund and the Lender. A borrower may be offered the opportunity to reduce the interest rate on a ProLoan prior to closing if market interest rates have declined from the interest rate set on the commitment date in

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

     exchange for a stated fee, which typically is one-half of one percent of the borrower's principal loan amount. This "float-down" fee is retained by the Fund. A borrower also may be offered the opportunity to purchase additional 30-day extensions of interest rate protection, at the discretion of the Subadviser, if the borrower's home or renovations are not completed by the date initially set for closing. This extended interest rate protection is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary mortgages. The advantage to the borrower is that interest rate risk is reduced for an effective period of time during the construction or renovation of the borrower's home. The advantage to home builders and real estate agents is that the ProLoan program may attract potential home buyers. The ProLoan program is designed to encourage the use of union craftsmen and promote employment in the home building trade and related industries. There is no assurance that the ProLoan program will achieve these objectives.

     To create mortgage-backed securities from the underlying ProLoans, each Lender pools its ProLoans and submits these pools to GNMA, FNMA or FHLMC for securitization and the appropriate agency's guarantee. Or, at the Subadvisers discretion, a closed ProLoan may be sold instead of being included in a pool by a Lender, The Fund purchases the ProLoan mortgage-backed securities guarantees by GNMA, FNMA, or FHLMC from the Lenders at established prices based on the face value of such ProLoans, as determined pursuant to an agreement between the Fund and the Lenders. The mortgage-backed securities typically are delivered to the Fund after the interest rate security period and after the underlying ProLoans have closed, usually within 60 days after closing. The ProLoan program is currently operating in the Missouri, Illinois, Ohio, and Michigan metropolitan area. The Fund's principal investor is the Carpenters' District Council of Greater St. Louis.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

     (a)  Investment Valuation

          Securities are valued at market value based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotation are not readily available are valued at amortized costs or original cost plus accrued income, both of which approximate current value.

          QUALIFIED MORTGAGE LOAN COMMITMENTS are valued at an amount equal to the principal amount of the underlying mortgage commitments multiplied by any positive difference between par and the six-month forward to-be-announced ("TBA") price of Federal National Mortgage Association ("FNMA") mortgage-backed securities with a coupon nearest to, but not greater than, the rate for such securities that have a coupon equal to the weighted average yield for all such loans, minus 0.625% (the approximate amount that would be spent by the Fund for servicing, guarantee fees and securitization costs had such loans been securitized).

          WHEN-ISSUED AND FORWARD COMMITMENTS. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its Custodian will segregate cash or other liquid assets equal to the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a capital gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

     (b)  Organization Costs

          Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over 5 years. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares outstanding at the time of redemption.

     (c)  Federal Income and Excise Taxes

          The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net realized capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     (d)  Distribution to Shareholders

          Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (e)  Other

          Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income is recognized on an accrual basis.

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)


(3)  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a)  Management Fee

          The Fund has an Investment Management Agreement with Capital Mortgage Management, Inc. (the "Manager"), to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager an annual fee as follows: 0.15% of the first $300 million of the Fund's average daily net assets; and 0.13% of average daily net assets in excess of $300 million. The fee will be accrued daily and payable monthly.

     (b)  Subadvisor Fee

          The Advisor has entered into an Investment Subadvisory Agreement with Commerce Bank, N.A. (the "Subadvisor"). Under the terms of this agreement, the Manager will pay the Sub-advisor an annual fee as follows: .25% of the first $50 million of the Fund's average daily net assets; .20% of the next $50 million of average daily net assets; and .165% of average daily net assets in excess of $100 million. The fee will be accrued daily and payable monthly. The Subadvisor has agreed to waive its subadvisory fees such that the fees do not exceed .165% of the Fund's average daily net assets until December 31, 1999. For the six months ended June 30, 1999, the Subadvisor waived $29,753 of its fees.

     (c)  Administration Fee

          The Corporation has entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator") to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and record of the Fund, and supervise other organizations that provide services to the Fund. The Fund will pay the Administrator an annual fee of $50,000 for average daily net assets up to $150 million and 0.05% for average daily net assets greater than $150 million, payable monthly.

     (d)  Distributor and Distribution Plan

          Pursuant to Rule 12b-1 under the 1940 Act, the Corporation has adopted a Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay Huntleigh Fund Distributors, Inc. (the "Distributor") at an annual rate of 0.10% of the Fund's average daily

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

          net assets, payable monthly to compensate the Distributor for distribution and shareholder service activities. The Distributor has agreed to limit the Fund's operating expenses (excluding advisory, sub-advisory and distribution fees) to .18% per annum of the Fund's average daily net assets during a period which will end on December 31, 2002. The Fund will reimburse the distributor for such expenses incurred in the previous three year period to the extent that the reimbursement does not cause the Fund's operating expenses to exceed the .18% expense limitation. For the six months ended June 30, 1999, the Distributor waived $13,777 of its fees.

          Certain officers and directors of the Corporation are also officers and directors of the Manager, Distributor and Administrator. Certain "independent directors", as defined by the Investment Company 1940 Act, are compensated by the Fund an annual fee of $2,000 and is reimbursed for any expenses incurred in attending meetings.

(4)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended June 30, 1999, is summarized below:

         Purchases                                    $42,827,175
         Sales                                        $80,304,939

         At June 30, 1999 gross unrealized appreciation and depreciation of investments, based on cost for the federal income tax purposes of $192,395,113 were as follows:

         Gross unrealized appreciation                $ 53,284,806
         Gross unrealized depreciation                 (58,672,498)
         Net unrealized depreciation on investments   $ (5,387,692)

(5)  IN-KIND CONTRIBUTION TRANSACTIONS

     At the Fund's inception on October 31, 1997, the Carpenters' District Council of Greater St. Louis purchased 7,951,789 Fund shares through nontaxable in-kind contributions of securities with a market value totaling $119,516,324. These securities were deemed to be in accordance with the investment objective of the Fund.